UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019 (August 19, 2019)

Inhibitor Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 W. Kennedy Blvd., Suite 600

Tampa, Florida 33609

(813) 864-2559

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

HedgePath Pharmaceuticals, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events

Effective August 20, 2019, HedgePath Pharmaceuticals, Inc. (the “Company”) filed an amendment to its certificate of incorporation, as amended, with the Secretary of State of Delaware to change its corporate name from “HedgePath Pharmaceuticals, Inc.” to “Inhibitor Therapeutics, Inc.” (the “Name Change Amendment”). The Name Change Amendment was previously approved by the Company’s board of directors and majority stockholder. The Name Change Amendment is filed as Exhibit 3.1 to this Current Report.

On August 19, 2019, the Company issued a press release regarding the change in its corporate name and also a change in the Company’s trading symbol from “HPPI” to “INTI”, effective with the opening of trading on August 20, 2019. A copy of such press release is filed as Exhibit 99.1 to this Current Report.

In addition, in light of the Company’s corporate name and ticker symbol change, attached as Exhibit 99.2 to this Current Report is an updated form of corporate presentation that the Company expects to use during future presentations by Company management. The information in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

3.1	Certificate of Amendment to the Company’s Certificate of Incorporation, dated August 20, 2019

99.1	Press release of the Company, dated August 19, 2019

99.2	Company corporate presentation

Cautionary Note on Forward-Looking Statements

This Current Report, the contents of Exhibits 99.1 and 99.2 to this Current Report, and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the anticipated benefits of the new corporate name and ticker symbol, as well as the actual results of the Company’s anticipated future activities as described herein) may differ significantly from those set forth or implied in the forward-looking statements. These forward-looking statements involve numerous risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2019	INHIBITOR THERAPEUTICS, INC.

	By:	/s/ Nicholas J. Virca
	Name:	Nicholas J. Virca
	Title:	President and CEO

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